SEASPAN CORPORATIONExhibit 8.1

SUBSIDIARIES

COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
Seaspan Corporation	Marshall Islands
Seaspan Holdco I Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan Holdco II Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan Holdco III Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan Holdco IV Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan Investment I Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan YZJ 983 Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan YZJ 985 Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan 1037 Ltd. (formerly Seaspan YZJ 993 Ltd.)	Marshall Islands	Seaspan Corporation owns 100%
Seaspan Holding 140 Ltd.	Marshall Islands	Seaspan Corporation owns 100%
Seaspan 140 Ltd.	Marshall Islands	Seaspan Holding 140 Ltd. owns 100%
Seaspan (Asia) Corporation	Marshall Islands	Seaspan Corporation owns 100%
Seaspan Containership 2180 Ltd.	Marshall Islands	Seaspan (Asia) Corporation owns 100%
Seaspan Containership 2181 Ltd.	Marshall Islands	Seaspan (Asia) Corporation owns 100%
Seaspan Containership S452 Ltd.	Marshall Islands	Seaspan (Asia) Corporation owns 100%
Seaspan Management Services Limited	Bermuda	Seaspan Corporation owns 100%
Seaspan Advisory Services Limited	Bermuda	Seaspan Management Services Ltd. owns 100%
Seaspan Ship Management Ltd.	British Columbia	Seaspan Management Services Ltd. owns 100%
Seaspan Capital Ltd.	British Columbia	Seaspan Ship Management owns 100%
Seaspan Crew Management Ltd.	Bahamas	Seaspan Ship Management Ltd. owns 100%
Seaspan Crew Management India Private Limited	India	Seaspan Ship Management Ltd. owns 0.01% and Seaspan Crew Management Ltd. owns 99.99%
Greater China Intermodal Investments LLC	Marshall Islands	Seaspan Investment I Ltd.
GC Intermodal Holding Company I, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company I, Ltd.	Marshall Islands	GC Intermodal Holding Company I, Ltd.
GC Intermodal I, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company I, Ltd.
GC Intermodal Holding Company II, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC

COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
GC Intermodal Intermediate Holding Company II, Ltd.	Marshall Islands	GC Intermodal Holding Company II, Ltd.
GC Intermodal II, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company II, Ltd.
GC Intermodal Holding Company III, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company III, Ltd.	Marshall Islands	GC Intermodal Holding Company III, Ltd.
GC Intermodal III, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company III, Ltd.
GC Intermodal Holding Company IV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company IV, Ltd.	Marshall Islands	GC Intermodal Holding Company IV, Ltd.
GC Intermodal IV, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company IV, Ltd.
GC Intermodal Holding Company V, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company V, Ltd.	Marshall Islands	GC Intermodal Holding Company V, Ltd.
GC Intermodal V, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company V, Ltd.
GC Intermodal Holding Company VI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company VI, Ltd.	Marshall Islands	GC Intermodal Holding Company VI, Ltd.
GC Intermodal VI, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company VI, Ltd.
GC Intermodal Holding Company IX, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company IX, Ltd.	Marshall Islands	GC Intermodal Holding Company IX, Ltd.
GC Intermodal IX, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company IX, Ltd.
GC Intermodal Holding Company X, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company X, Ltd.	Marshall Islands	GC Intermodal Holding Company X, Ltd.
GC Intermodal X, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company X, Ltd.
GC Intermodal Holding Company XI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XI, Ltd.	Marshall Islands	GC Intermodal Holding Company XI, Ltd.

COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
GC Intermodal XI, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XI, Ltd.
GC Intermodal Holding Company XII, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XII, Ltd.	Marshall Islands	GC Intermodal Holding Company XII, Ltd.
GC Intermodal XII, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XII, Ltd.
GC Intermodal XII, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XII, Ltd.
GC Intermodal Holding Company XIV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XIV, Ltd.	Marshall Islands	GC Intermodal Holding Company XIV, Ltd.
GC Intermodal XIV, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XIV, Ltd.
GC Intermodal Holding Company XV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XV, Ltd.	Marshall Islands	GC Intermodal Holding Company XV, Ltd.
GC Intermodal XV, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XV, Ltd.
GC Intermodal Holding Company XVI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XVI, Ltd.	Marshall Islands	GC Intermodal Holding Company XVI, Ltd.
GC Intermodal XVI, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XVI, Ltd.
GC Intermodal Holding Company XVII, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XVII, Ltd.	Marshall Islands	GC Intermodal Holding Company XVII, Ltd.
GC Intermodal XVII, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XVII, Ltd.
GC Intermodal Holding Company XIX, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XIX, Ltd.	Marshall Islands	GC Intermodal Holding Company XIX, Ltd.
GC Intermodal XIX, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XIX, Ltd.
GC Intermodal Holding Company XX, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XX, Ltd.	Marshall Islands	GC Intermodal Holding Company XX, Ltd.

COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
GC Intermodal XX, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XX, Ltd.
GC Intermodal Holding Company XXI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XXI, Ltd.	Marshall Islands	GC Intermodal Holding Company XXI, Ltd.
GC Intermodal XXI, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XXI, Ltd.
GC Intermodal Holding Company XXIV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal Intermediate Holding Company XXIV, Ltd.	Marshall Islands	GC Intermodal Holding Company XXIV, Ltd.
GC Intermodal XXIV, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XXIV, Ltd.
GC Intermodal Operating Company	Marshall Islands	Greater China Intermodal Investments LLC
GC Intermodal (HK) Limited	Hong Kong	GC Intermodal Operating Company